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• • • • • • • • • • • • • • • •

• • • • • •

• • • •

◦ o o • • • • •

Depth and breadth of leadership team drives business transformation & growth Significant industry knowledge, company experience and subject-matter expertise Culture of financial discipline and operational health and safety Focus on leadership training & long-term succession planning Preparing workforce for significant transformation and growth Recent survey results demonstrates highly- engaged workforce overall

8% • •

✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓

First Quarter Results Year-to-Date ResultsFi s Qu rter Results

CHESAPEAKE UTILITIES CORPORATION

May 18-20, 2025

2025 AGA Financial Forum





Safe Harbor for Forward-Looking Statements

Safe Harbor Statement

Some of the statements in this presentation are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and other applicable law. Such forward-looking statements may be identified by the use of words, such as "project," "believe," "expect," "anticipate," "intend," "plan," "estimate," "continue," "potential," "forecast" or other similar words, or future or conditional verbs such as "may," "will," "should," "would" or "could." These statements represent our intentions, plans, expectations, assumptions and beliefs about our future financial performance, business strategy, projected plans and objectives. These statements are subject to many risks and uncertainties and actual results may materially differ from those expressed in these forward-looking statements. Please refer to Chesapeake Utilities Annual Report on Form 10-K for the year ended December 31, 2024 and on Form 10-Q for the quarter ended March 31, 2025 filed with the SEC and other SEC filings concerning factors that could cause those results to be different than contemplated in this presentation.

Non-GAAP Financial Information

This presentation includes non-GAAP financial measures including Adjusted Gross Margin, Adjusted Net Income and Adjusted Earnings Per Share ("EPS*"). A "non-GAAP financial measure" is generally defined as a numerical measure of a company's historical or future performance that includes or excludes amounts, or that is subject to adjustments, so as to be different from the most directly comparable measure calculated or presented in accordance with GAAP. Our management believes certain non-GAAP financial measures, when considered together with GAAP financial measures, provide information that is useful to investors in understanding period-over-period operating results separate and apart from items that may, or could, have a disproportionately positive or negative impact on results in any particular period.

The Company calculates Adjusted Gross Margin by deducting the purchased cost of natural gas, propane and electricity and the cost of labor spent on direct revenue-producing activities from operating revenues. The costs included in Adjusted Gross Margin exclude depreciation and amortization and certain costs presented in operations and maintenance expenses in accordance with regulatory requirements. The Company calculates Adjusted Net Income and Adjusted EPS by deducting costs and expenses associated with significant acquisitions that may affect the comparison of period-over-period results. These non-GAAP financial measures are not in accordance with, or an alternative to, GAAP and should be considered in addition to, and not as a substitute for, the comparable GAAP measures. The Company believes that these non-GAAP measures are useful and meaningful to investors as a basis for making investment decisions and provide investors with information that demonstrates the profitability achieved by the Company under allowed rates for regulated energy operations and under the Company's competitive pricing structures for unregulated energy operations. The Company's management uses these non-GAAP financial measures in assessing a business unit and Company performance. Other companies may calculate these non-GAAP financial measures in a different manner.

See Appendix for a reconciliation of Gross Margin, Net Income and EPS, all as defined under GAAP, to our non-GAAP measures of Adjusted Gross Margin, Adjusted Net Income, and Adjusted EPS for each of the periods presented.

*Unless otherwise noted, EPS and Adjusted EPS information is presented on a diluted basis.

the Chesapeake Utilities Team at AGA



Jeff Householder

Chair of the Board, President
& Chief Executive Officer



Beth Cooper

Executive Vice President,
Chief Financial Officer, Treasurer
& Asst. Corporate Secretary



Jim Moriarty

Executive Vice President, General Counsel,
Corporate Secretary &
Chief Policy and Risk Officer



Jeff Sylvester

Senior Vice President &
Chief Operating Officer



Mike Galtman

Senior Vice President &
Chief Accounting Officer



Noah Russell

Assistant Vice President
& Assistant Treasurer



Lucia Dempsey

Head of Investor Relations

Chesapeake Utilities at a Glance



Both Regulated and Unregulated Operations
Unregulated Energy Operations
PENNSYLVANIA
OHIO
MD
DE
VIRGINIA
NORTH CAROLINA
SOUTH CAROLINA
GEORGIA
FLORIDA

NYSE: CPK	**~$3.0B** market cap	**~1,230** employees
450k+ distribution customers	**$3.6B** total assets	**85%** regulated assets

Regulated Energy Segment	States We Serve
Natural Gas Distribution	DE, MD, FL
Electric Distribution	FL
Natural Gas Transmission	DE, FL, MD, PA, OH

Unregulated Energy Segment	States We Serve
Propane Distribution Other Unregulated Businesses	OH, PA, DE, MD, VA, NC, SC, GA, FL

2024 Operating Income
by Business Type



Regulated Transmission
30%
56%
Regulated Distribution
Unregulated Other
7%
7%
Unregulated Propane

2024 Operating Income
by State



Multi-State[1]
6%
Delmarva
34%
60%
Florida

Note: Statistics as of year-end 2024.

[1]Multi-State includes Ohio, North Carolina, South Carolina, and Georgia.

Three Pillars of Our Fundamental Growth Strategy

CHESAPEAKE UTILITIES CORPORATION

Earnings & Dividend Growth Drive Increased Shareholder Value

- **Prudently deploy investment capital**
- **Proactively manage regulatory agenda**
- **Continually transform business operations**

Foundation of operational excellence across the organization

Track Record of Growth Drives Top-Quartile Performance


Total Assets: $3.6B
Adj. Net Income: $121.5M
Adj. EPS: $5.39
ROE 9.1%
Annualized DPS: $2.56
2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024

15X Total Asset Growth

13X Adjusted Net Income Growth

Adjusted EPS 20-Yr CAGR: 8%

20 Years of Consistently Top-Quartile ROEs

Dividend per Share 20-Yr CAGR: 6%

140+ Years of Operations → ACQUISITION OF FLORIDA PUBLIC UTILITIES → Significant Organic Growth → Bolt-on Acquisitions → Regulatory Success → ACQUISITION OF FLORIDA CITY GAS

Commitment to Long-Term Targets

to sustain our long-term growth trajectory



FLORIDA CITY GAS acquisition
Updated CapEx and EPS guidance due to additional organic growth investment opportunities
~8% Long-Term Adj. EPS CAGR
Resume Long-Term EPS CAGR
Stable EPS Growth
1.5% Adj. EPS Growth
14 - 18% Adj. EPS Growth
Investment
Regulatory
Transform
Long-Term Success driven by Delivering on Three Pillars of Growth Strategy
2021
2022
2023
2024
2025E
2026E
2027E
2028E

2028 Adj. EPS Guidance

$7.75 - $8.00

2025 Adj. EPS Guidance

$6.05 - $6.25 | $6.15 - $6.35

2021 – 2025 CapEx Guidance

$750M - $1.0B | $900M - $1.1B

2024 – 2028 CapEx Guidance

$1.5B - $1.8B

What Drives Success in 2024, 2025 & Beyond?

A Closer Look: 2024-2025 Growth


~8.5% 2-Year CAGR
14 - 18% Adj. EPS Growth
1.5% Adj. EPS Growth
2023
2024
2025E

	2024	2025+
Investment	Deploying $700M+ in organic capital investments	
	Reliability projects driving significant gross margin	
	Bringing 14+ new growth projects online on time	
Regulatory	Constructive rate case outcomes in DE, MD & FL	
	Timely recovery of full FCG Excess Depreciation	
	Maintaining strong local, state, federal relationships	
Transform	Fully integrating FCG operationally & culturally	
	"One Company" approach to upgrade technology	
	Returning to target capital structure of 50% equity	

Delivering with Purpose, Reaching New Heights

5 **Top-Quartile Performance**
maintaining our track record

4 **Disciplined Financing Strategy**
supporting growth and stability

3 **Highly-Engaged Team**
building for long-term growth

2 **Fundamental Growth Strategy**
delivering on our three pillars

1 **Attractive Service Areas**
investing in unparalleled growth



Operating in High-Growth Service Areas

DELMARVA



Top-Quartile Growth[1]
- 4.0% residential growth
- 1.5% commercial growth
- ~4,000 new customers

- Attracting new residents
- Expanded gas service driving commercial and industrial growth

FLORIDA



Top-Quartile Growth[1]
- 3.0% residential growth
- 1.7% commercial growth
- ~6,700 new customers

- #1 for state in-migration[2]
- New communities being developed across the state
- Space & Port present potential growth

OHIO



Variety of growth drivers:
- Residential growth in several key counties
- Potential to serve generation for data centers
- Initiating Marlin Virtual Pipeline operations

NORTH CAROLINA



Variety of growth drivers:
- Expand propane distribution
- Leverage community gas expertise into this market as well as AutoGas capabilities

[1] Percentages reflect growth in Q1'25 versus Q1'24; new customers reflects full-year 2024 growth relative to 2023.
[2] State Population Totals Report produced by the United States Census Bureau in December 2024.

Consistent New Customer Growth

Potential New Home Construction Drives Residential & Commercial Growth

~80+ New Housing Projects	2028+
~40 - 60 New Housing Projects	2027
~70 - 90 New Housing Projects	2026
~40 - 60 New Housing Projects	2025

Q1 2025 vs Q1 2024



Delmarva
4%
2%
Florida
3%
2%
Residential
Commercial & Industrial

delaware online

"Delaware is growing. The First State has 6th biggest per capita population bump in US."

Bankrate

"The top state for retirement is Delaware... due to strong scores on residents' well-being and weather, while still offering reasonable affordability."

FLORIDA CHAMBER of Commerce

"Florida's population is forecasted to reach 24 million and Florida will remain #1 in the country for net income migration... Florida's Real GDP is projected to grow by 2.5%-3.0%, surpassing national trends and reflecting the state's robust economic foundation."

Significant Progress on 5-Year CapEx Spend

Investment

~$1.4 billion of identified capital projects support our 5-year CapEx guidance of $1.5 - $1.8 billion

Segment	5-Year Guidance
Regulated Distribution	$600 - $645M
Regulated Transmission	$435 - $590M
Regulated Infrastructure	$325 - $375M
Unregulated Businesses	$100 - $140M
Technology	$70 - $90M
Total	$1.5 - $1.8B

Identified CapEx	5-Year Spend
Natural Gas LDC Organic Growth	$625M
Worcester Resiliency Upgrade	$100M
Newberry, Wildlight Phase 2	$28M
Boynton Beach, New Smyrna	$36M
Lake Mattie, St. Cloud, Plant City	$42M
Miami Inner Loop Projects	$40M
Other Approved Pipeline Projects	$49M
GUARD / SAFE Programs	$230M
Eastern Shore Capital Surcharge	$75M
Florida Electric Storm Protection Plan	$50M
Unregulated Businesses	$20M
Technology Transformation	$90M
Total Identified & Ongoing Capital	~$1.4B

>70% capital spend with existing regulatory approvals or recovery mechanisms

Multi-Faceted Growth Capital

Investment

Margin growth driven by multiple streams of capital investment opportunities

RELIABILITY INFRASTRUCTURE: system upgrades and replacements

Jurisdiction	Program	Capital Investment	Adjusted Gross Margin ($M) 2024A	2025E	2026E	Q1'24	Q1'25
FPU	GUARD	$205M[1]	$3.6	$6.9	$9.9	$0.6	$1.5
FCG	SAFE	$255M[1]	$3.8	$8.5	$12.0	$0.4	$1.7
ESNG	Capital Cost Surcharge	$50-75M[2]	$3.2	$5.7	$7.1	$0.8	$1.5
FPU Electric	Storm Protection Plan	$50-75M[2]	$3.2	$5.9	$8.8	$0.6	$1.1
	Reliability Infrastructure Adj. Gross Margin Total		**$13.8**	**$27.0**	**$37.8**	**$2.4**	**$5.8**

TRANSMISSION INFRASTRUCTURE: new investments to meet growth & demand

Project Type	Capital Investment	Adjusted Gross Margin ($M) 2024A	2025E	2026E	Q1'24	Q1'25
Approved Transmission Expansions	~$317M	$4.0	$22.1	$42.3	$0.3	$2.5

[1] *Reflects PSC-approved 10-year capital investment.*
[2] *Reflects 5-year capital investment range.*

Transmission Projects Drive 2H 2025 Margin


3
Worcester
14
Jacksonville
6
2
10
11
1
8
13
7
4
Tampa
Palm Beach
5
9
12
Miami
Maryland Energy Service Territory
ESNG Pipeline
FPU Service Territories
FCG Service Territories
Pipeline Expansions
RNG Projects
LNG Projects

#	Project Name	Total CapEx	Status[1]	In-Service[1]	Adj. Gross Margin ($M)	
					2025E[1]	2026E
1	St. Cloud / Twin Lakes	$4M	In-Service	Q3 2023	$0.6	$0.6
2	Newberry Expansion	$15M	In-Service	Q2 2024	$2.6	$2.6
3	Warwick Extension	$9M	In-Service	Q4 2024	$1.9	$1.9
4	Plant City	$4M	In-Service	Q4 2024	$1.2	$1.2
5	Boynton Beach	$21M	In-Service	Q1 2025	$3.0	$3.4
6	Wildlight Phase 1 & 2	$25M	In-Progress	2023-2025	$3.0	$4.3
7	Indian River RNG	$18M	In-Progress			
8	Brevard RNG	$6M	In-Progress	Q2-Q3 2025	$4.5	$6.7
9	Medley RNG	$22M	In-Progress			
10	New Smyrna Beach	$15M	In-Progress	Q2 2025	$1.7	$2.6
11	St. Cloud Expansion	$20M	In-Progress	Q2 2025	$2.2	$3.2
12	Miami Inner Loop	$40M	In-Progress	2H 2025	$0.6	$3.6
13	Lake Mattie	$18M	In-Progress	Q4 2025	$0.8	$3.1
14	Worcester Resiliency Upgrade (WRU)	$100M	In-Progress	Q2 2026	—	$9.1
	Totals:	**$317M**			**$22.1**	**$42.3**

[1] May reflect interim in-service status based on CNG service provided by Marlin Virtual Pipeline Services while construction is being completed.

Business Development Updates

Investment

Identifying Potential New Opportunities to Serve Growing Demand

- Expansions in the southern end of the Delmarva system, including service to Virginia's Eastern Shore space and agricultural industries
- Cecil County, Maryland I-95 expansions to serve growth in retail warehouse and distribution centers
- Florida Space Coast natural gas expansion
- South Florida natural gas expansion to add capacity and resiliency in the greater Miami area
- Natural gas transmission expansions in Ohio to serve potential data center growth
- Additional RNG production and transportation opportunities



Worcester Resiliency Upgrade (WRU)

Investment





$100 million LNG storage facility in Bishopville, MD, consisting of five low-profile horizontal tanks with 500K gallons of storage

- WRU is a critical project to support affordable energy prices, **protect against weather-related disruptions**, support peak loads and prepare for incremental growth in southern Delaware, Maryland and beyond

RECENT PROJECT UDPATES:

- **January 2025:** Received project approval from FERC
- **Feb-Mar 2025:** Updated general contractor bids indicated higher costs and longer timelines than originally indicated in prior discussions & initial bids
- **April 2025:** Tanks arrived safely on-shore in Virginia; all other major equipment ordered / ready for construction; site preparation in-progress
- **May 2025:** Announced a $20 million increase to expected capital investment leading to an updated total project cost of **$100 million**
  - Shifted the expected in-service date from October 2025 to Q2 2026
  - In final contract negotiations with contractor; completing final steps of Notice to Proceed permitting process with FERC

Constructive Rate Case Progress

$ millions

Active Filings	2024 Margin	2025 Margin	2026 Margin	Status
Maryland Rate Case *Docket #9722*	--	$2.0	$3.5	• **April 2025:** Final Order issued, effective April 19, 2025; for $3.5M revenue increase
Delaware Rate Case *Docket #24-0906*	$0.6	$4.7	$6.1	• **Q2 2025:** Final Order expected for Settlement Agreement of $6.1M revenue increase
FPU Electric Rate Case *Docket #20240099*	$0.3	$7.1	$8.6	• **May 2025:** Revised settlement agreement reached for $8.6M revenue increase • **June 2025:** Expected hearing to review and approve settlement agreement
Total	**$0.9**	**$13.8**	**$18.2**	***32% growth in 2026 over FY 2025***


SAFETY TOWN

FCG Depreciation Study

Docket # 20250035

- Requested a reduction in depreciation expense of ~$1M in the form of revised annual depreciation rates and a 2-year amortization of the $27.3M excess depreciation reserve
- Reflects a return to our standard way of recovering excess depreciation and replaces the Reserve Surplus Adjustment Mechanism (RSAM)

Current Procedural Schedule

February 2025	• Updated depreciation study filed; requested effective back to January 1, 2025
July 2025	• Staff Report expected
August 2025	• Staff Recommendation expected
September 2025	• Commission Conference (expected agenda item)
Late September 2025	• PAA Order expected
October 2025	• Protest period expires; Final Order (if no protest) expected by end of month

Business Transformation Supports Growth

Transform

Technology Supporting "One Company" Approach

1CX Implementation

- Implemented 1CX for FCG in April 2025
- Full company now integrated through two successful roll-outs
- Standardizing service and operations
- Implementing the Technology Roadmap
  - Operational programs, upgrades and cyber security

Enhancing Safety

- Expanding the **Safety Data Management System (SDMS)** capabilities
  - Damage Prevention module
  - Strengthening our emergency and incident response functionality

- Initiating a multi-year, company-wide **Enterprise Resource Plan**
- Builds upon the SAP foundation established with the 1CX implementation; establishes a foundation for future growth
- Enhanced processes that drive efficiencies into regulatory strategy and compliance processes
- Technology platform driving consistent processes
- Improved access to data reporting and analytics to drive timely business decisions
- Improves ability to hire and retain high-quality talent


Human Resources
Procurement & Supply Chain
Finance & Controls
ERP Utilizes CPK's Three Growth Pillars
Field Service Mgmt
Asset Mgmt
Customer Experience

Managing Operational Expenses

Transform

Gross Margin Growth Outpaces O&M Increases


$ in millions
Adjusted Gross Margin
Operating Expenses as a % of Adj. Gross Margin
$328.7
$350.3
$383.0
$420.2
$454.1
$567.4
54.2%
51.3%
49.4%
49.6%
50.1%
47.5%
2019
2020
2021
2022
2023
2024

- We have prudently **managed operational expense growth** during a period of significant gross margin expansion
- Executing a **"One Company" approach** across the organization standardizes operations, increasing efficiencies
- Our **extensive technology roadmap** creates a platform to support future growth and drive continued efficiencies
- 2024 represented the **lowest ratio** of operating expense to gross margin

Highly-Engaged Team to "Reaching New Heights"



- Depth and breadth of leadership team drives business transformation & growth
- Significant industry knowledge, company experience and subject-matter expertise
- Culture of financial discipline and operational health and safety
- Focus on leadership training & long-term succession planning
- Preparing workforce for significant transformation and growth
- Recent survey results demonstrates highly-engaged workforce overall

Q1 2025 Demonstrates Continued Growth

Incremental growth in Adjusted Gross Margin, Adjusted Net Income & Adjusted Earnings Per Share[1]

$ millions except per share amounts

Adjusted Gross Margin[1]


+11%
$182.4
$164.5
Q1 2024
Q1 2025

Adjusted Net Income[1]


+9%
$51.1
$46.8
Q1 2024
Q1 2025

Adjusted Earnings Per Share[1]


+6%
$2.22
$2.10
Q1 2024
Q1 2025

[1] See appendix for a reconciliation of non-GAAP metrics.

Financing Strategy Supports Growth and Stability

Operational Drivers

- Growth Capital
- Regulatory Agenda
- Business Transformation

Financial Parameters

- Target Capital Structure: 50% Debt / 50% Equity
- Maintain Investment Grade Credit Rating

2025 – 2028 Financing Plan

- EQUITY
- DEBT
- DIVIDEND POLICY

Commitment to Balance Sheet Strength

Equity as a Percent of Total Capitalization



50%
52%
52%
51%
51%
53%
53%
53%
Florida City Gas Acquisition Impact
47%
48%
48%
49%
48%
49%
50%
50% Target Equity to Capitalization
YE 2021
Q1 '22
Q2 '22
Q3 '22
YE 2022
Q1 '23
Q2 '23
Q3 '23
YE 2023
Q1 '24
Q2 '24
Q3 '24
YE 2024
Q1 '25
Target

2025 Financing Updates

- Fitch assigns **BBB+** IDR & **A-** LTD Ratings
- **$21.6M** equity issued through **3/31/2025**
- **237,917** shares issued in **April 2025**
- **23,327,358** shares outstanding as of **5/2/2025**

Total Liquidity[1]



32%
68%

Total available liquidity of

$482M

out of Total Capacity of $705M

[1] Total liquidity includes the upsized $450M Revolver and $255M of Private Placement Shelf Agreements.

Dividend Policy Drives Shareholder Value

Retained Earnings
enables CPK to reinvest to support growth plan

Growth Plan drives
Earnings Growth
~8.5% 10-Year CAGR

Dividend Growth
aligned with EPS Growth
~9% 10-Year CAGR

Industry-Leading Annual Shareholder Return
~12%+ 10-Year CAGR[1]

Annualized Dividend Per Share

2025 Reflects 7% Annual Increase



10-Year Dividend CAGR of 9%
$1.15
$1.22
$1.32
$1.48
$1.62
$1.76
$1.92
$2.14
$2.36
$2.56
$2.74
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Dividend Increases in 30 of the last 32 Years – Since 1994
65 Consecutive Years of Dividend Payments – Since 1961
22 Consecutive Years of Dividend Increases – Since 2004

[1] Calculated through 12/31/2024.

2025 EPS Guidance Indicates 14-16% Growth

Adjusted Earnings per Share[1]



+8.4 – 8.7%
10-Year CAGR
+14% – 18%
$8.00
$7.75
$6.35
$6.15
$5.39
$5.31
$5.04
$4.73
$4.21
$3.72
$3.47
2018
2019
2020
2021
2022
2023
2024
2025
2028
Guidance

Earnings Growth Driven by Capital Investment…	… Leading to Best in Class Shareholder Return
• **Q1 2025 Adj. EPS of $2.22** • 2025 Adj. EPS Guidance of $6.15 to $6.35 • 2028 Adj. EPS Guidance of $7.75 to $8.00	• Annual shareholder return of 14% or greater for the past 1-, 10-, 15- & 20-year periods • >400% increase in stock price over the past 15 yrs

[1] *Adjusted EPS excludes transaction and transition-related expenses incurred attributable to the acquisition of FCG.*

Strategic Plan Delivers Peer-Leading Growth

Strong Q1 Results…

- Q1 2025 Adj. EPS: $2.22
- Q1 2025 CapEx: $113 million

…Alongside 2025 & 2028 CapEx & Adj. EPS Guidance Ranges…

2025 CAPEX GUIDANCE $325M - $375M	**2025 EPS GUIDANCE** $6.15 - $6.35
5-Year CAPEX GUIDANCE $1.5B - $1.8B	**2028 EPS GUIDANCE** $7.75 - $8.80

… Drive Peer-Leading LT EPS Growth



8%
Peer Companies
CPK

Reaching New Heights

- Delivering on Our Promises
- Focusing on the Three Pillars of Growth
- Maintaining Our Financial Discipline
- Achieving EPS & Capital Guidance

Top-Quartile Growth & Total Shareholder Return

APPENDIX

ADDITIONAL INFORMATION



Quarterly Earnings Cadence

There are several factors that shift the cadence of our quarterly earnings profile in 2025.
As we expected, Q1 2025 is ~35-36% of our full-year Adj. EPS guidance, which is below our 5-year average of 40%.


2025 Actual
36%
35%
Q1

Shift in 2025 earnings cadence driven by:

- Timing of rate case revenue increases
- Timing of in-service dates for major capital projects, which is more heavily weighted in Q3 / Q4 2025
- Timing of 2024 RSAM Adjustments versus 2025 FCG Depreciation Study, which is likely to be resolved no sooner than Q3 / Q4 2025

Historical Actual EPS Quarterly Distribution

Year	Q1	Q2	Q3	Q4
2024	39%	16%	15%	30%
2023[1]	38%	17%	13%	31%
2022	41%	19%	11%	29%
2021	41%	16%	15%	27%
2020	42%	15%	13%	29%
5-Year Average	40%	17%	13%	29%

[1] Beginning in the third quarter of 2023, the Company's earnings per share metric was adjusted to exclude transaction-related expenses attributable to the announced acquisition of FCG including, but not limited to, legal, consulting, audit and financing fees.

Long-Term Debt Profile Reduces Near-Term Risk

$ in millions


Minimal maturities in 2025
• Reduces near-term interest rate risk
• Beneficial to navigate the uncertain economic environment
$24
$135
$132
$137
$157
$162
$62
$58
$159
$59
$206
2025[1]
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035+

[1] Reflects long-term debt balance as of 31-Mar-2025.

Colder Weather Increased Q1 Consumption


Delmarva
Ohio
Florida
COLDER
NORMAL
MILDER
(12)%
3%
(10)%
10%
—%
20%

	Delmarva Q1 2024	Delmarva Q1 2025	Ohio Q1 2024	Ohio Q1 2025	Florida Q1 2024	Florida Q1 2025
ACTUAL HDD	1,962	2,210	2,659	3,087	470	580
NORMAL HDD	2,221	2,146	2,965	2,801	470	483
VARIANCE	(259)	64	(306)	286	—	97

Note: Normal reflects 10-Year Average Heating Degree Days (HDD). Percentages reflect actual HDD above / (below) Normal divided by Normal.

Q1 2025 Key Performance Drivers

Adjusted EPS for the first quarter benefited from colder weather, natural gas transmission, distribution and infrastructure growth and improved unregulated business performance

Adjusted Diluted Earnings Per Share[1]



$2.10
0.18
0.12
0.11
0.07
0.07
0.05
(0.17)
(0.14)
(0.06)
(0.04)
(0.07)
$2.22
Q1 2024 Adj. EPS
Increased Consumption Driven by Colder Weather
Marlin Operations & Propane Margin
Infrastructure Program Growth
Transmission Expansions
Natural Gas Distribution Growth
Interim Rates
Depreciation, Amortization & Property Tax
Payroll, Benefits, & Employee-Related Costs
Additional O&M Expense
Interest Expense
Share Dilution
Q1 2025 Adj. EPS

[1] See appendix for a reconciliation of non-GAAP metrics.

Business Segment Growth Continues

Regulated Operations growth driven by:

colder weather and investments in transmission, distribution and infrastructure

Adjusted Gross Margin[1]


Q1 2024
$118.5
+ 8%
Q1 2025
$128.1

Operating Income


Q1 2024
$58.1
+4%
Q1 2025
$60.5

Unregulated Operations growth driven by:

Increased propane consumption, margins and service fees; Marlin Virtual Pipeline Services

Adjusted Gross Margin[1]


Q1 2024
$46.0
+18%
Q1 2025
$54.5

Operating Income


Q1 2024
$21.4
+23%
Q1 2025
$26.3

Note: Dollars in millions.

[1]See appendix for a reconciliation of non-GAAP metrics.

Overview of Regulatory Environments

Current Rate Cases

Chesapeake Utilities maintains strong positive relationships with regulators in all jurisdictions. These constructive regulatory environments have approved ROEs that average 10%, with additional upside in some operations.

State	Delaware	Maryland	Florida
Regulatory Agency	Delaware Public Service Commission	Maryland Public Service Commission	Florida Public Service Commission
Commissioners	5, appointed by Governor	5, appointed by Governor	5, appointed by Governor
Term	5-Year, Part-Time	5-Year, Full-Time	4-Year, Full-Time
RRA Rating[1]	Average / 2	Below Average / 3	Above Average / 2

Company Type:	Natural Gas Distribution						Electric
CPK Business Units	CU Delaware	CU Maryland	Sandpiper	Elkton Gas	FCG Gas	FPU Gas	FPU Electric
Last Rate Case Order	January 2017	April 2025			June 2023	March 2023	May 2025
Allowed ROE	9.75%	10.75%	not stated	9.8%	9.5%	10.25%	10.25%
Regulated Equity %	not stated	53%	not stated	50%	53%	45%	55%
Infrastructure Mechanism	✓		✓	✓ STRIDE	✓ SAFE	✓ GUARD	✓ SPP
Margin Stability		✓	✓	✓		✓	

[1] Per August 2024 Report by Regulatory Research Associates, part of S&P Global Commodity Insights. Rankings range from Above Average / 1-3, Average / 1-3, and Below Average / 1-3.

GAAP to Non-GAAP Reconciliation: Consolidated

$ in millions

Consolidated Reconciliation	First Quarter Results						
		Q1 2025		Q1 2024		$	%
GAAP Operating Revenues	**$**	**298.7**	**$**	**245.7**	**$**	**53.0**	**22%**
Cost of Sales							
Nat Gas, Propane, & Electric		(116.3)		(81.2)		(35.1)	43%
Operating Expense[1]		(22.7)		(21.1)		(1.6)	8%
D&A		(22.5)		(17.0)		(5.5)	32%
GAAP Gross Margin	**$**	**137.2**	**$**	**126.4**	**$**	**10.8**	**9%**
Add Back: Operating Expense[1]		22.7		21.1		1.6	8%
Add Back: D&A		22.5		17.0		5.5	32%
Adjusted Gross Margin	**$**	**182.4**	**$**	**164.5**	**$**	**17.9**	**11%**

Note: D&A refers to Depreciation and Amortization Expense.

[1] Operations & maintenance expenses within the Consolidated Statements of Income are presented in accordance with regulatory requirements and to provide comparability within the industry. Operations & maintenance expenses which are deemed to be directly attributable to revenue producing activities have been separately presented above in order to calculate Gross Margin as defined under US GAAP. See Chesapeake Utilities' Annual Report on Form 10-K for the year ended December 31, 2024 for additional details.

GAAP to Non-GAAP Reconciliation: Segment Results

$ in millions

	Regulated Segment				Unregulated Segment			
	Q1 2025	Q1 2024	$	%	Q1 2025	Q1 2024	$	%
GAAP Operating Revenues	**$ 199.6**	**$ 168.4**	**$ 31.2**	**19%**	**$ 106.7**	**$ 83.1**	**$ 23.6**	**28%**
Cost of Sales								
Nat Gas, Propane, & Electric	(71.5)	(49.9)	(21.6)	43%	(52.2)	(37.1)	(15.1)	41%
Operating Expense[1]	(13.3)	(12.7)	(0.6)	5%	(9.7)	(8.4)	(1.3)	15%
D&A	(17.6)	(12.5)	(5.1)	41%	(4.9)	(4.5)	(0.4)	9%
GAAP Gross Margin	**$ 97.2**	**$ 93.3**	**$ 3.9**	**4%**	**$ 39.9**	**$ 33.1**	**$ 6.8**	**21%**
Add Back: Operating Expense[1]	13.3	12.7	0.6	5%	9.7	8.4	1.3	15%
Add Back: D&A	17.6	12.5	5.1	41%	4.9	4.5	0.4	9%
Adjusted Gross Margin	**$ 128.1**	**$ 118.5**	**$ 9.6**	**8%**	**$ 54.6**	**$ 46.0**	**$ 8.5**	**18%**

Note: D&A refers to Depreciation and Amortization Expense.

[1] Operations & maintenance expenses within the Consolidated Statements of Income are presented in accordance with regulatory requirements and to provide comparability within the industry. Operations & maintenance expenses which are deemed to be directly attributable to revenue producing activities have been separately presented above in order to calculate Gross Margin as defined under US GAAP. See Chesapeake Utilities' Annual Report on Form 10-K for the year ended December 31, 2024 for additional details.

GAAP to Non-GAAP Reconciliation: Adj. Net Income & EPS

$ in millions except per-share amounts
shares in thousands

Non-GAAP Reconciliation: Net Income /EPS	First Quarter Results			
	Q1 2025	Q1 2024	$	%
GAAP Net Income	$ 50.9	$ 46.2	$ 4.7	10%
FCG Transaction+Transition Expenses[1]	$ 0.2	$ 0.6	$ (0.4)	(67)%
Adjusted Net Income	**$ 51.1**	**$ 46.8**	**$ 4.3**	**9%**
Diluted Weighted Avg. Common Shares Outstanding	***23,041***	***22,306***		
GAAP Diluted EPS	$2.21	$2.07	$ 0.14	7%
FCG Transaction+Transition Expenses[1]	0.01	0.03	(0.02)	(67)%
Diluted Adjusted EPS	**$2.22**	**$2.10**	**$ 0.12**	**6%**

[1] *Transaction and transition-related expenses represent costs incurred attributable to the acquisition and integration of FCG including, but not limited to, transition services, consulting, system integration, rebranding and legal fees.*